UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 24, 2017
FORTINET, INC.
(Exact name of registrant as specified in its charter)

State of Delaware	001-34511	77-0560389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
899 Kifer Road
Sunnyvale, CA 94086
(Address of principal executive offices, including zip code)
(408) 235-7700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 24, 2017, the Board of Directors (the “Board”) of Fortinet, Inc. (the “Company”) increased the size of the Board from eight to nine directors and filled the newly created vacancy on the Board by appointing Peter D. Cohen to join the Board as a Class I director whose term will expire at the Company’s 2019 annual meeting of stockholders. Such increase and appointment are effective as of July 14, 2017. There is no arrangement or understanding between Mr. Cohen and the Company or any other person pursuant to which he was selected as a director. Mr. Cohen has not yet been appointed to any standing committees of the Board. The Company will file an amendment to this Form 8-K to disclose any such appointments after they are made.

In connection with his appointment to the Board, and in accordance with the Company’s annual cash retainer policy which is described in the Company’s most recent proxy statement filed with the Securities and Exchange Commission (“SEC”) on May 1, 2017, Mr. Cohen will receive an annual cash retainer for serving on the Board of $40,000, paid quarterly, and is entitled to receive a grant of 15,000 restricted stock units (“RSUs”) that will vest over a three-year period.

Mr. Cohen has entered into the Company’s standard form of indemnification agreement for non-executive directors, which is attached as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the SEC on August 10, 2009 (File No. 333-161190). Mr. Cohen has also entered into the Company’s standard form of change of control agreement for non-executive directors, which is attached as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 4, 2015 (File No. 001-34511). In accordance with such change of control agreement, all of Mr. Cohen’s unvested equity awards at the time of a change of control, including the RSUs, shall vest immediately prior to the consummation of such change of control.

A copy of the Company’s press release relating to this announcement is being furnished as Exhibit 99.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press release dated May 30, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTINET, INC.

	By:	/s/ JOHN WHITTLE
John Whittle
Vice President and General Counsel

Date: May 30, 2017